UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number   811-22083

Fidelity Central Investment Portfolios II LLC

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2018

Item 1.

Schedule of Investments

Quarterly Holdings Report
for

Fidelity® International Credit Central Fund

September 30, 2018

ICF-QTLY-1118
1.9882755.101

Schedule of Investments September 30, 2018 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 65.9%
		Principal Amount(a)	Value
Argentina - 0.9%
YPF SA 8.5% 3/23/21 (Reg. S)		$1,630,000	$1,642,225
British Virgin Islands - 1.0%
Proven Glory Capital Ltd. 3.25% 2/21/22 (Reg. S)		395,000	380,078
Proven Honour Capital Ltd.:
4.125% 5/19/25 (Reg. S)		535,000	503,408
4.125% 5/6/26 (Reg. S)		1,000,000	926,385

TOTAL BRITISH VIRGIN ISLANDS			1,809,871

Canada - 1.5%
The Toronto-Dominion Bank 2.447% 4/2/19 (Reg. S)	CAD	3,424,000	2,654,319
Cayman Islands - 1.3%
Banco Do Brasil SA 4.625% 1/15/25 (b)		895,000	825,011
Three Gorges Finance II (Cayman Islands) Ltd. 1.3% 6/21/24 (Reg. S)	EUR	1,215,000	1,402,614

TOTAL CAYMAN ISLANDS			2,227,625

Denmark - 1.9%
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (c)	EUR	1,945,000	2,399,680
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	697,000	856,070

TOTAL DENMARK			3,255,750

France - 4.2%
Altareit SCA 2.875% 7/2/25 (Reg. S)	EUR	1,100,000	1,254,735
Casino Guichard Perrachon SA 4.407% 8/6/19 (c)	EUR	400,000	469,064
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	1,500,000	1,703,783
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	1,500,000	1,696,325
2.75% 4/13/23 (Reg. S)	EUR	1,900,000	2,298,287

TOTAL FRANCE			7,422,194

Germany - 3.9%
alstria office REIT-AG 1.5% 11/15/27 (Reg. S)	EUR	2,200,000	2,400,553
Deutsche Bank AG 5% 6/24/20	EUR	650,000	802,708
Dvb Bank Se 1.25% 4/22/20	EUR	400,000	470,126
TLG Immobilien AG 1.375% 11/27/24 (Reg. S)	EUR	700,000	795,888
Volkswagen Bank GmbH 1.25% 6/10/24 (Reg. S)	EUR	2,000,000	2,288,104

TOTAL GERMANY			6,757,379

Ireland - 4.2%
AIB Group PLC 2.25% 7/3/25 (Reg. S)	EUR	1,050,000	1,220,103
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (c)	EUR	1,665,000	2,048,171
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (c)		2,430,000	2,476,559
Bank Ireland Group PLC 1.375% 8/29/23 (Reg. S)	EUR	1,350,000	1,559,084

TOTAL IRELAND			7,303,917

Italy - 0.9%
Banca Monte dei Paschi di Siena SpA 5.375% 1/18/28 (c)	EUR	1,110,000	1,043,720
Wind Tre SpA 3.125% 1/20/25 (Reg. S)	EUR	574,000	608,296

TOTAL ITALY			1,652,016

Luxembourg - 5.5%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	1,399,000	1,670,647
Altice SA 7.25% 5/15/22 (Reg. S)	EUR	355,000	410,689
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	1,810,000	2,112,029
2.2% 7/24/25 (Reg. S)	EUR	3,180,000	3,638,537
Fiat Industrial Finance Europe SA 1.875% 1/19/26 (Reg. S)	EUR	900,000	1,037,114
SELP Finance SARL 1.25% 10/25/23 (Reg. S)	EUR	605,000	698,154

TOTAL LUXEMBOURG			9,567,170

Mexico - 4.3%
BBVA Bancomer SA 7.25% 4/22/20 (Reg. S)		1,235,000	1,288,229
CEMEX S.A.B. de CV 4.375% 3/5/23 (Reg. S)	EUR	620,000	745,953
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		470,000	481,210
Petroleos Mexicanos:
3.625% 11/24/25 (Reg. S)	EUR	670,000	777,904
3.75% 2/21/24 (Reg. S)	EUR	3,555,000	4,247,462

TOTAL MEXICO			7,540,758

Netherlands - 9.2%
ABN AMRO Bank NV:
2.875% 1/18/28 (Reg. S) (c)	EUR	500,000	614,950
4.4% 3/27/28 (Reg. S) (c)		400,000	392,744
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (c)		1,255,000	1,249,635
5.75% 8/15/50 (Reg. S) (c)		850,000	859,180
Deutsche Annington Finance BV:
1.5% 3/22/26	EUR	500,000	574,527
5% 10/2/23 (b)		950,000	965,700
JT International Financial Services BV 1.125% 9/28/25 (Reg. S)	EUR	950,000	1,104,123
Mylan NV 2.25% 11/22/24 (Reg. S)	EUR	695,000	815,818
Petrobras Global Finance BV:
4.75% 1/14/25	EUR	1,030,000	1,232,676
6.125% 1/17/22		406,000	419,134
RWE Finance BV 0.75% 11/30/22 (Reg. S)	EUR	1,200,000	1,404,364
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	1,650,000	1,735,941
Teva Pharmaceutical Finance Netherlands III BV:
0.375% 7/25/20 (Reg. S)	EUR	520,000	593,337
4.5% 3/1/25	EUR	400,000	496,601
Vesteda Finance BV 2% 7/10/26 (Reg. S)	EUR	1,400,000	1,607,244
Volkswagen Financial Services AG 1.875% 9/7/21 (Reg. S)	GBP	1,600,000	2,077,849

TOTAL NETHERLANDS			16,143,823

Spain - 2.3%
CaixaBank SA:
2.75% 7/14/28 (Reg. S) (c)	EUR	700,000	824,877
5% 11/14/23 (Reg. S) (c)	EUR	800,000	934,255
Indra Sistemas SA 3% 4/19/24 (Reg. S)	EUR	1,300,000	1,513,440
Inmobiliaria Colonial SA 2% 4/17/26 (Reg. S)	EUR	700,000	796,987

TOTAL SPAIN			4,069,559

Sweden - 0.5%
Securitas AB 1.125% 2/20/24 (Reg. S)	EUR	700,000	811,162
Switzerland - 6.6%
Credit Suisse Group AG:
5.75% 9/18/25 (Reg. S) (c)	EUR	2,500,000	3,178,374
6.5% 8/8/23 (Reg. S)		3,940,000	4,206,344
UBS AG 4.75% 2/12/26 (Reg. S) (c)	EUR	3,264,000	4,106,597

TOTAL SWITZERLAND			11,491,315

Turkey - 0.6%
Turkiye Garanti Bankasi A/S 3.375% 7/8/19 (Reg. S)	EUR	854,000	974,185
United Kingdom - 7.6%
Aviva PLC 6.625% 6/3/41 (c)	GBP	1,200,000	1,706,466
BAT International Finance PLC 1.25% 3/13/27 (Reg. S)	EUR	2,275,000	2,509,480
British Telecommunications PLC 0.875% 9/26/23 (Reg. S)	EUR	1,450,000	1,670,963
CYBG PLC 3.125% 6/22/25 (Reg. S) (c)	GBP	535,000	669,626
HSBC Holdings PLC 2.256% 11/13/26 (Reg. S) (c)	GBP	1,635,000	2,029,578
Imperial Tobacco Finance PLC:
3.375% 2/26/26 (Reg. S)	EUR	650,000	832,255
8.125% 3/15/24	GBP	975,000	1,613,833
SKY PLC 2.25% 11/17/25 (Reg. S)	EUR	830,000	1,026,262
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	325,000	429,979
4.5% 9/7/23 (Reg. S)	GBP	600,000	772,602

TOTAL UNITED KINGDOM			13,261,044

United States of America - 9.5%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)		2,900,000	2,878,176
CEMEX Finance LLC 4.625% 6/15/24	EUR	1,475,000	1,816,226
Citigroup, Inc.:
4.3% 11/20/26		1,715,000	1,689,783
5.125% 12/12/18	GBP	115,000	151,015
5.5% 9/13/25		580,000	617,612
DCP Midstream LLC 4.75% 9/30/21 (b)		100,000	101,500
Goldman Sachs Group, Inc. 4.25% 10/21/25		2,612,000	2,586,962
International Flavors & Fragrances, Inc. 1.8% 9/25/26	EUR	1,550,000	1,803,731
Morgan Stanley:
3.95% 4/23/27		1,343,000	1,288,256
4.35% 9/8/26		625,000	619,708
Reynolds American, Inc. 4.45% 6/12/25		1,686,000	1,697,723
Time Warner Cable, Inc. 4.5% 9/15/42		1,525,000	1,299,728

TOTAL UNITED STATES OF AMERICA			16,550,420

TOTAL NONCONVERTIBLE BONDS
(Cost $117,429,192)			115,134,732

U.S. Government and Government Agency Obligations - 1.2%
U.S. Treasury Obligations - 1.2%
U.S. Treasury Bonds:
2.5% 2/15/45		$59,000	$51,655
3% 5/15/47 (d)(e)(f)		297,000	285,909
U.S. Treasury Notes:
1.125% 2/28/19 (e)		900,000	895,500
2% 5/31/24 (d)		225,000	213,609
2.125% 5/15/25 (d)(e)(f)		695,000	658,241
			2,104,914
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,139,702)			2,104,914

Foreign Government and Government Agency Obligations - 7.4%
France - 2.1%
French Government 1% 11/25/18	EUR	$3,222,000	$3,749,051
Greece - 0.6%
Greek Government:
3.375% 2/15/25 (Reg. S) (b)	EUR	600,000	679,528
3.5% 1/30/23	EUR	300,000	351,747

TOTAL GREECE			1,031,275

Indonesia - 2.8%
Indonesian Republic 2.625% 6/14/23	EUR	4,000,000	4,870,559
United Kingdom - 1.9%
United Kingdom, Great Britain and Northern Ireland:
1.75% 9/7/37 (d)(e)(f)	GBP	1,622,000	2,067,773
4.25% 3/7/36 (d)(e)(f)	GBP	310,000	549,488
4.25% 12/7/49 (e)(f)	GBP	315,000	637,069

TOTAL UNITED KINGDOM			3,254,330

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $13,111,157)			12,905,215
		Shares	Value

Nonconvertible Preferred Stocks - 0.4%
United Kingdom - 0.4%
Nationwide Building Society 10.25% (g)
(Cost $667,935)		3,207	623,866
		Principal Amount(a)	Value

Preferred Securities - 15.0%
Australia - 0.8%
QBE Insurance Group Ltd. 5.25% (Reg. S) (c)(h)		1,495,000	1,408,983
Belgium - 0.5%
KBC Groep NV 5.625% (c)(h)	EUR	695,000	818,936
Canada - 0.8%
Bank of Nova Scotia 4.65% (c)(h)		1,415,000	1,358,368
France - 2.6%
AXA SA:
3.941% (c)(h)	EUR	592,000	751,206
6.463% (Reg. S) (c)(h)		1,162,000	1,172,746
6.6862% (c)(h)	GBP	210,000	316,296
BNP Paribas SA 6.75% (Reg. S) (c)(h)		1,465,000	1,484,294
Danone SA 1.75% (Reg. S) (c)(h)	EUR	700,000	798,830

TOTAL FRANCE			4,523,372

Germany - 0.5%
Deutsche Bank AG 6% (Reg. S) (c)(h)	EUR	700,000	803,435
Italy - 0.3%
Assicurazioni Generali SpA 6.416% (c)(h)	GBP	400,000	557,446
Luxembourg - 1.7%
CPI Property Group SA 4.375% (Reg. S) (c)(h)	EUR	761,000	863,603
Grand City Properties SA 3.75% (c)(h)	EUR	1,700,000	2,072,886

TOTAL LUXEMBOURG			2,936,489

Netherlands - 1.6%
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (h)	EUR	865,000	1,165,959
Volkswagen International Finance NV:
2.5%(Reg. S) (c)(h)	EUR	920,000	1,078,438
2.7%(Reg. S) (c)(h)	EUR	500,000	590,119

TOTAL NETHERLANDS			2,834,516

Spain - 0.9%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (c)(h)	EUR	1,400,000	1,612,965
United Kingdom - 5.3%
Aviva PLC 6.125% (c)(h)	GBP	1,680,000	2,371,098
Barclays Bank PLC 7.625% 11/21/22		2,305,000	2,562,143
Barclays PLC:
6.625% (c)(h)		300,000	302,255
7.875% (Reg. S) (c)(h)	GBP	860,000	1,189,247
HSBC Holdings PLC 5.25% (c)(h)	EUR	1,747,000	2,144,371
Pennon Group PLC 2.875% (Reg. S) (c)(h)	GBP	575,000	755,685

TOTAL UNITED KINGDOM			9,324,799

TOTAL PREFERRED SECURITIES
(Cost $27,140,953)			26,179,309
		Shares	Value

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 2.11% (i)
(Cost $2,796,156)		2,795,596	2,796,156

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option with an exercise rate of .85% on a credit default swap with BNP Paribas SA to buy protection on the iTraxx Europe Crossover Index expiring December 2023, paying 1% quarterly	11/21/18	EUR 22,100,000	$92,550
Option with an exercise rate of 2.875% on a credit default swap with Goldman Sachs Bank USA to buy protection on the iTraxx Europe Crossover Index expiring December 2023, paying 5% quarterly	12/19/18	EUR 5,200,000	52,380
Option with an exercise rate of 3.00% on a credit default swap with JPMorgan Chase Bank, N.A. to buy protection on the iTraxx Europe Crossover expiring June 2023, paying 5% quarterly	10/17/18	EUR 11,200,000	18,833
Option with an exercise rate of 3.25% on a credit default swap with Citibank, N.A. to buy protection on the iTraxx Europe Crossover Index expiring June 2023, paying 5% quarterly	10/17/18	EUR 15,000,000	12,885

TOTAL PUT OPTIONS			176,648

TOTAL PURCHASED SWAPTIONS
(Cost $315,868)			176,648
TOTAL INVESTMENT IN SECURITIES - 91.6%
(Cost $163,600,963)			159,920,840
NET OTHER ASSETS (LIABILITIES) - 8.4%			14,720,290
NET ASSETS - 100%			$174,641,130

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	15	Dec. 2018	$1,397,121	$(9,151)	$(9,151)
TME 10 Year Canadian Note Contracts (Canada)	32	Dec. 2018	3,285,596	(31,941)	(31,941)
TOTAL BOND INDEX CONTRACTS					(41,092)
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	28	Dec. 2018	5,900,563	(20,617)	(20,617)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	105	Dec. 2018	11,810,039	(76,345)	(76,345)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	21	Dec. 2018	2,950,500	(78,739)	(78,739)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	36	Dec. 2018	4,536,000	(52,073)	(52,073)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	26	Dec. 2018	4,011,313	(151,801)	(151,801)
TOTAL TREASURY CONTRACTS					(379,575)

TOTAL PURCHASED					(420,667)

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	127	Dec. 2018	19,272,153	112,639	112,639
Eurex Euro-Bund Contracts (Germany)	41	Dec. 2018	7,558,888	78,001	78,001

TOTAL SOLD					190,640

TOTAL FUTURES CONTRACTS					$(230,027)

The notional amount of futures purchased as a percentage of Net Assets is 19.4%

The notional amount of futures sold as a percentage of Net Assets is 15.4%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
EUR	278,000	EUR	324,482	BNP Paribas SA	11/29/18	$(194)
EUR	803,000	USD	948,257	Citibank, N.A.	11/29/18	(11,553)
EUR	194,000	USD	226,793	Goldman Sachs Bank USA	11/29/18	(491)
EUR	195,000	USD	224,732	JPMorgan Chase Bank, N.A.	11/29/18	2,737
EUR	301,000	USD	355,514	JPMorgan Chase Bank, N.A.	11/29/18	(4,396)
EUR	982,000	USD	1,154,092	State Street Bank And Trust Co	11/29/18	(8,584)
EUR	734,000	USD	868,068	State Street Bank And Trust Co	11/29/18	(11,853)
GBP	156,000	USD	204,013	Citibank, N.A.	11/29/18	(146)
GBP	63,000	USD	82,177	Citibank, N.A.	11/29/18	154
GBP	1,140,000	USD	1,497,481	Citibank, N.A.	11/29/18	(7,687)
GBP	69,000	USD	89,710	BNP Paribas SA	11/29/18	462
USD	2,695,847	CAD	3,538,000	State Street Bank And Trust Co	11/29/18	(46,580)
USD	79,019	CAD	102,000	State Street Bank And Trust Co	11/29/18	(45)
USD	125,466	EUR	107,000	Goldman Sachs Bank USA	11/29/18	650
USD	92,117,000	EUR	80,119,156	JPMorgan Chase Bank, N.A.	11/29/18	(1,342,450)
USD	13,441,367	EUR	11,743,000	JPMorgan Chase Bank, N.A.	11/29/18	(256,909)
USD	193,252	EUR	168,000	JPMorgan Chase Bank, N.A.	11/29/18	(2,721)
USD	6,639,605	EUR	5,714,000	JPMorgan Chase Bank, N.A.	11/29/18	(25,808)
USD	127,084	EUR	108,000	Royal Bank Of Canada	11/29/18	1,101
USD	1,457,368	EUR	1,241,000	State Street Bank And Trust Co	11/29/18	9,735
USD	129,915	EUR	110,000	State Street Bank And Trust Co	11/29/18	1,599
USD	811,589	GBP	614,000	Citibank, N.A.	11/29/18	9,191
USD	187,214	GBP	144,000	BNP Paribas	11/29/18	(970)
USD	944,739	GBP	715,000	BNP Paribas	11/29/18	10,350
USD	167,534	GBP	131,000	Goldman Sachs Bank USA	11/29/18	(3,661)
USD	18,507,000	GBP	14,431,872	JPMorgan Chase Bank, N.A.	11/29/18	(353,105)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(2,041,174)
					Unrealized Appreciation	35,979
					Unrealized Depreciation	(2,077,153)

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(2)	Value(1)	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Accor SA		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 890,000	$(23,566)	$11,784	$(11,782)
Gas Natural Capital Markets SA		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 1,800,000	(42,880)	28,971	(13,909)
Royal Bank Of Scotland Grp PLC (Ungtd)		Jun. 2023	BNP Paribas SA	(1%)	Quarterly	EUR 1,324,000	6,336	0	6,336
Standard Chartered Bank		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 920,000	(12,416)	(11,654)	(24,070)
WPP Finance SA		Jun. 2023	Citibank, N.A.	(1%)	Quarterly	EUR 350,000	(4,336)	3,617	(719)
WPP Finance SA		Jun. 2023	Credit Suisse International	(1%)	Quarterly	EUR 350,000	(4,336)	3,129	(1,207)
TOTAL BUY PROTECTION							(81,198)	35,847	(45,351)
Sell Protection
Intesa Sanpaolo Spa	Ba1	Jun. 2023	Goldman Sachs Bank USA	1%	Quarterly	EUR 1,000,000	(121,041)	109,149	(11,892)
Telecom Italia Spa New	Ba1	Jun. 2023	BNP Paribas SA	1%	Quarterly	EUR 800,000	(51,219)	48,957	(2,262)
TOTAL SELL PROTECTION							(172,260)	158,106	(14,154)

TOTAL CREDIT DEFAULT SWAPS							$(253,458)	$193,953	$(59,505)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
1.5%	Semi - annual	6-month LIBOR(3)	Semi - annual	LCH	Dec. 2025	GBP 5,757,000	$(44,076)	$0	$(44,076)
1.5%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2033	EUR 5,575,000	(23,100)	0	(23,100)
1.5%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2038	EUR 1,106,000	(4,710)	0	(4,710)

TOTAL INTEREST RATE SWAPS							$(71,886)	$0	$(71,886)

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,449,915 or 3.1% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $666,132.

 (e) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and options. At period end, the value of securities pledged amounted to $2,730,252.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $502,876.

 (g) Non-income producing

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$56,362
Total	$56,362

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. Additional information on valuation inputs, and their aggregation into the levels used below, is provided later in this section.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$623,866	$--	$623,866	$--
Corporate Bonds	115,134,732	--	115,134,732	--
U.S. Government and Government Agency Obligations	2,104,914	--	2,104,914	--
Foreign Government and Government Agency Obligations	12,905,215	--	12,905,215	--
Preferred Securities	26,179,309	--	26,179,309	--
Money Market Funds	2,796,156	2,796,156	--	--
Purchased Swaptions	176,648	--	176,648	--
Total Investments in Securities:	$159,920,840	$2,796,156	$157,124,684	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$35,979	$--	$ 35,979	$ --
Futures Contracts	190,640	190,640	--	--
Swaps	6,336	--	6,336	--
Total Assets	$232,955	$190,640	$42,315	$--
Liabilities
Forward Foreign Currency Contracts	$(2,077,153)	$ --	$(2,077,153)	$ --
Futures Contracts	(420,667)	(420,667)	--	--
Swaps	(331,680)	--	(331,680)	--
Total Liabilities	$(2,829,500)	$(420,667)	$(2,408,833)	$--
Total Derivative Instruments:	$(2,596,545)	$(230,027)	$(2,366,518)	$--

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific market events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies. Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events. Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Open swaps at period end are included in the Schedule of Investments under the caption Swaps.

Risks of Investing in European Countries

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.

Item 2.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Central Investment Portfolios II LLC’s (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 3.

Exhibits

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios II LLC

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	November 28, 2018

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	November 28, 2018